UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 14, 2026

Alerus Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue
Grand Forks, North Dakota 58201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Alerus Financial Corporation (the “Company”) was held on May 14, 2026. The record date for determination of stockholders entitled to vote at the Annual Meeting was March 16, 2026. There were 25,560,231 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 20,654,357 shares, or approximately 80.81% of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2026, were as follows:

Proposal 1: The election of nine (9) director nominees to serve on the Board of Directors of the Company until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Daniel E. Coughlin	12,742,063	1,433,986	6,478,308
Randy L. Newman	10,813,971	3,362,078	6,478,308
Galen G. Vetter	12,876,320	1,299,729	6,478,308
Katie A. Lorenson	12,952,431	1,223,618	6,478,308
Janet O. Estep	12,299,613	1,876,436	6,478,308
Mary E. Zimmer	12,936,989	1,239,060	6,478,308
Nikki L. Sorum	13,065,204	1,110,845	6,478,308
John Uribe	12,897,761	1,278,288	6,478,308
Jeffrey W. Bolton	13,109,347	1,066,702	6,478,308

Proposal 2: For the approval, on a non-binding advisory basis, of the 2025 compensation paid to the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,525,678	462,923	187,447	6,478,309

Proposal 3: The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,405,133	244,190	3,648	1,386

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2026	Alerus Financial Corporation

	By:	/s/ Katie A. Lorenson
	Name:	Katie A. Lorenson
	Title:	President and Chief Executive Officer